Exhibit 10.1

FIRST AMENDMENT TO THE GRIFFIN INDUSTRIAL REALTY, INC.

2009 STOCK OPTION PLAN

This FIRST AMENDMENT TO THE GRIFFIN INDUSTRIAL REALTY, INC. 2009 STOCK OPTION PLAN (the “First Amendment”) is hereby adopted by the Board of Directors of Griffin Industrial Realty, Inc. (the “Company”) on April 3, 2019.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned in the Griffin Industrial Realty, Inc. 2009 Stock Option Plan (the “Option Plan”).

RECITALS:

WHEREAS, the Company currently maintains the Option Plan;

WHEREAS, pursuant to Section 9.1 of the Option Plan, the Option Plan may be wholly or partially amended or otherwise modified at any time or from time to time by the Board; and

WHEREAS, the Board has deemed it advisable and in the best interests of the Company to amend the Option Plan as described herein.

NOW, THEREFORE, THE BOARD HAS DECLARED that, subject to the approval of the stockholders of the Company and effective as of the date of such stockholder approval (the “Amendment Date”), the Option Plan shall be amended as follows:

1. Section 2.18 of the Option Plan is hereby amended and restated in its entirety as follows:

““Effective Date” shall mean April 3, 2019.”

2. The last sentence of Section 9.1 of the Option Plan is hereby amended and restated in its entirety as follows:

“No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after April 3, 2029.”

3. This Amendment shall be, effective as of the Amendment Date, subject to its approval by the stockholders of the Company within twelve (12) months following the date hereof. To the extent this First Amendment is not approved by the stockholders of the Company within twelve (12) months following the date hereof, it shall be of no force and effect.

4. Upon the Amendment Date, this Amendment shall be incorporated in and form a part of the Option Plan.
5. Except as set forth herein, the Option Plan shall remain unchanged and in full force and effect following the Amendment Date.

* * * * *

I hereby certify that the foregoing First Amendment to the Griffin Industrial Realty, Inc. 2009 Stock Option Plan was duly adopted by the Board of Directors of Griffin Industrial Realty, Inc. on April 3, 2019.

GRIFFIN INDUSTRIAL REALTY, INC.

By:	/s/ Anthony Galici
Name:	Anthony Galici
Title:	Vice President, Chief Financial Officer and Secretary